The Dreyfus Premier
Third Century
Fund, Inc.

ANNUAL REPORT
May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier
                                                       Third Century Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Premier Third Century Fund, Inc., covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Lincoln Carnam, Maceo K. Sloan and Larry Jones. Mr. Carnam became the fund's primary portfolio manager with respect to its areas of social concern effective April 30, 2001. After the close of the reporting period, Larry Jones became a co-primary portfolio manager with Mr. Sloan.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

The implications of this economic scenario may be positive for the stock market. Better economic times tend to lead to higher sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Lincoln Carnam, Maceo K. Sloan and Larry Jones, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2001, The Dreyfus Premier Third Century Fund, Inc. produced a total return of -19.84% for Class A shares, -20.58% for Class B shares, -20.48% for Class C shares, -19.64% for Class R shares, -20.08% for Class T shares and -19.69% for Class Z shares.(1) In comparison, the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -10.55% for the same period.(2)

We attribute the fund's absolute performance to a difficult stock market environment, particularly within the technology and telecommunications industry groups. While these areas rebounded late in the reporting period, it was not enough to offset earlier weakness. We attribute the fund's underperformance relative to its benchmark as a result of the fund investing primarily in large-cap growth-oriented stocks, while the S&P 500 Index, unlike the fund is composed of both growth- and value-oriented large-cap stocks. During the reporting period, value stocks generally outperformed growth stocks.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Severe declines experienced by technology and telecommunications stocks represented the largest negative influence on the fund's performance during the reporting period. In our view, these declines were an "awakening" of the marketplace in which stock prices returned to more reasonable valuations. When technology and telecommunications stocks began to decline in late November 2000, we opportunistically added to existing holdings and established new ones in companies that we believed possessed strong business fundamentals. At the same time, we eliminated holdings in companies with fundamentals that, in our opinion, had begun to deteriorate. However, in hindsight, we may have moved back into these areas too early, which detracted from the fund's overall performance.

The fund enjoyed positive returns from the consumer discretionary, basic materials and utility industry groups. The consumer discretionary area was the largest positive contributor to the fund's performance during the reporting period, and the fund benefited from the effects of falling interest rates and high consumer confidence in the automobile, consumer electronic, home furnishing and retail industries. Within the basic materials area, the fund's holdings of brick, cement and lumber companies benefited from the ongoing housing boom. The fund's holdings of utility companies also performed relatively well during the reporting period, especially those of independent power producers that supplied electricity to California during its recent energy crisis.

What is the fund's current strategy?

We believe that it is not just important for investors to have exposure to the right areas of the market, but that it is also important to have stocks within those areas. This is consistent with our current strategic emphasis on stock selection for the fund. In our view, today's market environment is one in which stocks are judged on their own merits, rather than according to their industry groups.

Can you give us an update on the fund's socially responsible investing activities?

Royal Dutch Petroleum is taking a socially conscious approach to its relationships with neighbors of its chemical plant in Norco, Louisiana which is located within a four-block radius of private homes. The Norco Chemical Plant is slated to reduce combined Toxic Release Inventory (TRI) emissions by 30% over the next three years. The company plans to establish a community-based air quality monitoring system and to conduct an assessment of the community's health care needs. For some time now, local community groups and Royal Dutch Petroleum have also engaged in negotiations over the purchase of these homes, whose values have been driven down by the addition of the plant.

Although negotiations are still ongoing, we are pleased that Royal Dutch Petroleum has responded to this matter by proposing a "Fence Line Property Purchase Program." Under this program, homeowner participation is voluntary and the company has agreed to buy the homes according to certain criteria, including a 30% premium above current market values as determined by a certified Louisiana property appraiser. Still unresolved is the extent of a homeowner's eligibility to participate in the program; the community hopes to include all houses within the four-block radius of the chemical plant. We currently plan to monitor Royal Dutch Petroleum's activities and believe that the fund's attention to this type of situation is characteristic of its socially conscious approach to investing.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                        The Fund

FUND PERFORMANCE

EXHIBIT A

Comparison of change in value of $10,000 investment in The Dreyfus Premier Third Century Fund, Inc. Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF CLASS Z SHARES. THE DREYFUS PREMIER THIRD CENTURY FUND, INC. PRIMARILY SEEKS CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS OF COMPANIES THAT, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA. CURRENT INCOME IS A SECONDARY GOAL. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT SUBJECT TO THE SAME SOCIALLY RESPONSIBLE INVESTMENT CRITERIA AS THE DREYFUS PREMIER THIRD CENTURY FUND, INC. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 5/31/01

                                                       Inception                                                          From
                                                         Date              1 Year          5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES                                                            (19.69)%          13.41%          12.28%          --

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                          8/31/99        (24.45)%           --             --            (7.76)%
WITHOUT SALES CHARGE                                       8/31/99        (19.84)%           --             --            (4.59)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    8/31/99        (23.54)%           --             --            (7.21)%

WITHOUT REDEMPTION                                         8/31/99        (20.58)%           --             --            (5.36)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 8/31/99        (21.22)%           --             --            (5.29)%
WITHOUT REDEMPTION                                         8/31/99        (20.48)%           --             --            (5.29)%

CLASS R SHARES                                             8/31/99        (19.64)%           --             --            (4.27)%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                           8/31/99        (23.66)%           --             --            (7.58)%
WITHOUT SALES CHARGE                                       8/31/99        (20.08)%           --             --            (5.11)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(+)      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

(+)(+)   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                                                                                        The Fund

STATEMENT OF INVESTMENTS

May 31, 2001


COMMON STOCKS--97.7%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.2%

Omnicom Group                                                                                   139,500               12,984,660

CONSUMER NON-DURABLES--7.8%

Coca-Cola                                                                                       560,000               26,544,000

Colgate-Palmolive                                                                               414,000               23,448,960

Gillette                                                                                        633,000               18,312,690

Jones Apparel Group                                                                             450,000  (a)          19,890,000

                                                                                                                      88,195,650

CONSUMER SERVICES--1.3%

Clear Channel Communications                                                                    240,000  (a)          14,632,800

ELECTRONIC TECHNOLOGY--19.4%

Applied Materials                                                                               430,000  (a)          21,469,900

Cisco Systems                                                                                 1,049,200  (a)          20,207,592

Dell Computer                                                                                   460,000  (a)          11,205,600

EMC                                                                                             644,000  (a)          20,350,400

Intel                                                                                           655,000               17,691,550

International Business Machines                                                                 210,700               23,556,260

JDS Uniphase                                                                                    370,000  (a)           6,182,700

Linear Technology                                                                               300,000               14,400,000

Lucent Technologies                                                                           1,315,000               10,362,200

Nokia, ADS                                                                                      580,400               16,970,896

Sanmina                                                                                         482,000  (a)          13,042,920

Solectron                                                                                       570,000  (a)          12,294,900

Sun Microsystems                                                                                857,400  (a)          14,121,378

Tellabs                                                                                         300,700  (a)          10,226,807

Vishay Intertechnology                                                                          400,000  (a)           8,240,000

                                                                                                                     220,323,103

ENERGY MINERALS--1.3%

Royal Dutch Petroleum (New York Shares)                                                         250,000               15,245,000

FINANCE--16.9%

American International Group                                                                    274,093               22,201,533

BB&T                                                                                            341,000               12,327,150

Bank of America                                                                                 345,000               20,441,250

Capital One Financial                                                                           175,600               11,433,316

Citigroup                                                                                       369,400               18,931,750

Fannie Mae                                                                                      140,000               11,541,600

J.P. Morgan Chase & Co.                                                                         310,000               15,236,500

MBNA                                                                                            380,000               13,702,800



COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Marsh & McLennan Cos.                                                                           123,300               12,934,170

Merrill Lynch                                                                                   275,000               17,866,750

Morgan Stanley Dean Witter & Co.                                                                208,000               13,522,080

State Street                                                                                    247,600               13,610,572

Wells Fargo                                                                                     160,000                7,532,800

                                                                                                                     191,282,271

HEALTH SERVICES--2.4%

Cardinal Health                                                                                 151,500               10,906,485

Wellpoint Health Networks                                                                       185,000  (a)          16,058,000

                                                                                                                      26,964,485

HEALTH TECHNOLOGY--10.9%

Amgen                                                                                           323,400  (a)          21,467,292

Johnson & Johnson                                                                               280,000               27,146,000

Medtronic                                                                                       360,000               15,472,800

Merck & Co.                                                                                     358,000               26,130,420

Pfizer                                                                                          788,000               33,797,320

                                                                                                                     124,013,832

NON-ENERGY MINERALS--1.9%

Alcoa                                                                                           510,000               22,006,500

PRODUCER MANUFACTURING--2.0%

Tyco International                                                                              400,000               22,980,000

RETAIL TRADE--8.9%

CVS                                                                                             262,000               14,383,800

Dollar General                                                                                  545,000               10,218,750

Federated Department Stores                                                                     372,000  (a)          16,665,600

Home Depot                                                                                      420,000               20,701,800

Safeway                                                                                         262,600  (a)          13,300,690

TJX Cos.                                                                                        240,000                8,030,400

Wal-Mart Stores                                                                                 348,000               18,009,000

                                                                                                                     101,310,040

TECHNOLOGY SERVICES--10.8%

AOL Time Warner                                                                                 750,400  (a)          39,193,392

BMC Software                                                                                    780,000  (a)          18,642,000

Electronic Data Systems                                                                         273,000               16,721,250

Microsoft                                                                                       480,000  (a)          33,206,400

Oracle                                                                                          984,000  (a)          15,055,200

                                                                                                                     122,818,242

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.2%

Southwest Airlines                                                                              700,000               14,000,000

UTILITIES--10.4%

AES                                                                                             406,600  (a)          18,459,640

AT&T--Liberty Media, Cl. A                                                                    1,170,000  (a)          19,714,500

Calpine                                                                                         360,000  (a)          17,748,000

Enron                                                                                           300,000               15,873,000

Global Crossing                                                                                 853,000  (a)          10,833,100

Verizon Communications                                                                          314,000               17,222,900

WorldCom                                                                                      1,000,000  (a)          17,840,000

                                                                                                                     117,691,140

WIRELESS TELECOMMUNICATIONS--1.3%

AT&T Wireless Group                                                                             840,000  (a)          15,036,000

TOTAL COMMON STOCKS

   (cost $939,004,891)                                                                                             1,109,483,723
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   5.12%, 6/19/2001                                                                             100,000                  100,000

U.S. TREASURY BILLS--1.4%

   3.54%, 8/9/2001                                                                           11,378,000               11,302,223

   3.46%, 8/16/2001                                                                           2,311,000                2,293,968

   3.57%, 8/23/2001                                                                             156,000                  154,736

   3.51%, 8/30/2001                                                                           1,927,000                1,910,042

                                                                                                                      15,660,969

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,759,787)                                                                                                 15,760,969
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $954,764,678)                                                             99.1%            1,125,244,692

CASH AND RECEIVABLES (NET)                                                                          .9%                9,878,915

NET ASSETS                                                                                       100.0%            1,135,123,607

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           954,764,678  1,125,244,69

Cash                                                                 10,798,489

Dividends and interest receivable                                       970,551

Receivable for shares of Common Stock subscribed                        331,140

Prepaid expenses                                                         34,169

                                                                  1,137,379,041
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           894,698

Payable for shares of Common Stock redeemed                             977,512

Loan commitment fees payable--Note 2                                      1,500

Accrued expenses                                                        381,724

                                                                      2,255,434
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,135,123,607
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     990,518,897

Accumulated net realized gain (loss) on investments                (25,875,304)

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 4                           170,480,014
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,135,123,607


NET ASSET VALUE PER SHARE

                                  Class A        Class B          Class C          Class R           Class T        Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                 22,004,173      31,151,598        7,036,961       39,854,213           998,482    1,034,078,180

Shares Outstanding              2,116,156       3,034,920          684,622        3,810,089            97,077       98,887,094
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                    10.40          10.26             10.28            10.46             10.29         10.46

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $83,331 foreign taxes withheld at source)     7,492,631

Interest                                                               961,922

TOTAL INCOME                                                         8,454,553

EXPENSES:

Investment advisory fee--Note 3(a)                                   9,989,469

Shareholder servicing costs--Note 3(c)                               2,353,906

Distribution fees--Note 3(b)                                           273,111

Registration fees                                                      130,992

Custodian fees--Note 3(c)                                               90,703

Professional fees                                                       81,042

Prospectus and shareholders' reports                                    58,285

Directors' fees and expenses-Note 3(d)                                  27,039

Loan commitment fees--Note 2                                            14,602

Miscellaneous                                                           12,293

TOTAL EXPENSES                                                      13,031,442

INVESTMENT (LOSS)                                                  (4,576,889)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             11,416,852

Net unrealized appreciation (depreciation) on investments          (289,687,119)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (278,270,267)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (282,847,156)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                             -----------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                  (4,576,889)           8,130,506

Net realized gain (loss) on investments        11,416,852           64,954,708

Net unrealized appreciation (depreciation)
   on investments                            (289,687,119)         161,776,525

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (282,847,156)         234,861,739
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (103,261)                   --

Class B shares                                  (144,098)                   --

Class C shares                                   (31,022)                   --

Class R shares                                  (309,242)                   --

Class T shares                                    (4,915)                   --

Class Z shares                                (7,478,089)                   --

Net realized gain on investments:

Class A shares                                (1,088,114)            (154,452)

Class B shares                                (1,959,270)            (214,182)

Class C shares                                  (475,486)            (110,471)

Class R shares                                (2,962,396)              (3,664)

Class T shares                                   (53,116)              (2,579)

Class Z shares                               (78,800,354)        (118,345,823)

TOTAL DIVIDENDS                              (93,409,363)        (118,831,171)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,863,412          19,154,469

Class B shares                                 23,129,429          21,710,010

Class C shares                                  5,003,029           5,605,138

Class R shares                                  7,713,583          48,544,845

Class T shares                                    808,962             482,573

Class Z shares                                432,740,293         616,815,662

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended May 31,
                                            ------------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    993,655              140,247

Class B shares                                  1,874,837              198,885

Class C shares                                    367,856               79,861

Class R shares                                  3,271,071                3,664

Class T shares                                     58,013                2,579

Class Z shares                                 83,279,570          114,411,113

Cost of shares redeemed:

Class A shares                                (4,589,550)          (8,229,982)

Class B shares                                (4,864,455)            (773,470)

Class C shares                                (1,260,815)            (377,013)

Class R shares                                (3,630,414)          (2,302,973)

Class T shares                                   (64,696)             (15,731)

Class Z shares                              (447,345,417)        (667,638,635)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           117,348,363          147,811,242

TOTAL INCREASE (DECREASE) IN NET ASSETS     (258,908,156)         263,841,810
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,394,031,763       1,130,189,953

END OF PERIOD                               1,135,123,607       1,394,031,763

Undistributed investment income-net                    --           8,215,512

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                       Year Ended May 31,
                                             -----------------------------------
CAPITAL SHARE TRANSACTIONS:                          2001              2000(a)
--------------------------------------------------------------------------------

CLASS A(B)

Shares sold                                     1,615,815            1,360,990

Shares issued for dividends reinvested             80,917               10,274

Shares redeemed                                 (368,784)            (583,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,327,948             788,208
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     1,795,954           1,539,552

Shares issued for dividends reinvested            154,054              14,592

Shares redeemed                                 (414,398)             (54,834)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,535,610           1,499,310
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       376,931             398,017

Shares issued for dividends reinvested             30,202               5,859

Shares redeemed                                   (99,499)            (26,888)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     307,634             376,988
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       585,862           3,420,654

Shares issued for dividends reinvested            265,293                 268

Shares redeemed                                  (301,523)           (160,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     549,632           3,260,457
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        64,508              33,860

Shares issued for dividends reinvested              4,771                 190

Shares redeemed                                    (5,157)             (1,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      64,122              32,955
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    33,133,067          44,379,776

Shares issued for dividends reinvested          6,754,222           8,363,394

Shares redeemed                               (34,622,883)        (47,975,462)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,264,406           4,767,708

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(B) DURING THE PERIOD ENDED MAY 31, 2001, 13,538 CLASS B SHARES REPRESENTING $189,238 WERE AUTOMATICALLY CONVERTED TO 13,423 CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2000, 33,920 CLASS B SHARES REPRESENTING $485,578 WERE AUTOMATICALLY CONVERTED TO 33,770 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                         Year Ended May 31,
                                                  ------------------------------
CLASS A SHARES                                       2001            2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.95             13.34

Investment Operations:

Investment income (loss)-net                         (.06)(b)           .20(b)

Net realized and unrealized gain (loss)
   on investments                                   (2.57)             1.76

Total from Investment Operations                    (2.63)             1.96

Distributions:

Dividends from investment income-net                 (.08)               --

Dividends from net realized gain
   on investments                                    (.84)            (1.35)

Total Distributions                                  (.92)            (1.35)

Net asset value, end of period                      10.40             13.95
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (19.84)            14.90(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.18              1.02(d)

Ratio of net investment income (loss)
   to average net assets                             (.51)             1.43(d)

Portfolio Turnover Rate                             82.54             60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              22,004             10,999

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                        Year Ended May 31,
                                                  ------------------------------

CLASS B SHARES                                       2001             2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               13.88              13.34

Investment Operations:

Investment income (loss)-net                        (.16)(b)            .15(b)

Net realized and unrealized gain (loss)
   on investments                                  (2.56)              1.74

Total from Investment Operations                   (2.72)              1.89

Distributions:

Dividends from investment income-net                (.06)               --

Dividends from net realized gain
   on investments                                   (.84)             (1.35)

Total Distributions                                 (.90)             (1.35)

Net asset value, end of period                     10.26              13.88
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                              (20.58)             14.34(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             1.95               1.55(d)

Ratio of net investment income (loss)
   to average net assets                           (1.30)              1.07(d)

Portfolio Turnover Rate                            82.54              60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)             31,152             20,812

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended May 31,
                                                  ------------------------------
CLASS C SHARES                                       2001              2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.88             13.34

Investment Operations:

Investment income (loss)-net                         (.16)(b)          .11(b)

Net realized and unrealized gain (loss)
   on investments                                   (2.54)            1.78

Total from Investment Operations                    (2.70)            1.89

Distributions:

Dividends from investment income-net                 (.06)                --

Dividends from net realized gain
   on investments                                    (.84)           (1.35)

Total Distributions                                  (.90)           (1.35)

Net asset value, end of period                      10.28            13.88
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (20.48)           14.34(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.92             1.54(d)

Ratio of net investment income (loss)
   to average net assets                            (1.28)             .77(d)

Portfolio Turnover Rate                             82.54            60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               7,037            5,234

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended May 31,
                                                  ------------------------------
CLASS R SHARES                                       2001             2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                14.00             13.34

Investment Operations:

Investment income (loss)-net                         (.03)(b)           .26(b)

Net realized and unrealized gain (loss)
   on investments                                   (2.58)             1.75

Total from Investment Operations                    (2.61)             2.01

Distributions:

Dividends from investment income-net                 (.09)              --

Dividends from net realized gain
   on investments                                    (.84)            (1.35)

Total Distributions                                  (.93)            (1.35)

Net asset value, end of period                      10.46             14.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (19.64)            15.30(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .84               .75(c)

Ratio of net investment income (loss)
   to average net assets                             (.20)             1.69(c)

Portfolio Turnover Rate                             82.54             60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              39,854            45,641

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended May 31,
                                                  ------------------------------
CLASS T SHARES                                       2001               2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.85             13.34

Investment Operations:

Investment income (loss)-net                         (.10)(b)           .20(b)

Net realized and unrealized gain (loss)
   on investments                                   (2.54)             1.66

Total from Investment Operations                    (2.64)             1.86

Distributions:

Dividends from investment income-net                 (.08)                --

Dividends from net realized gain
   on investments                                    (.84)            (1.35)

Total Distributions                                  (.92)            (1.35)

Net asset value, end of period                      10.29             13.85
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (20.08)            14.14(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.48              1.21(d)

Ratio of net investment income (loss)
   to average net assets                             (.82)             1.40(d)
                                                    82.54             60.20
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 998                456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                           Year Ended May 31,
                                                                 -------------------------------------------------------------------
CLASS Z SHARES                                                   2001           2000(a)        1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.00           12.72         11.78          10.01          9.25

Investment Operations:

Investment income (loss)-net                                     (.04)(b)         .08(b)       (.01)           .01           .02

Net realized and unrealized gain (loss)
   on investments                                               (2.58)           2.55          2.29           2.68          2.16

Total from Investment Operations                                (2.62)           2.63          2.28           2.69          2.18

Distributions:

Dividends from investment income-net                             (.08)             --            --           (.02)         (.02)

Dividends from net realized gain
   on investments                                                (.84)          (1.35)        (1.34)          (.90)        (1.40)

Total Distributions                                              (.92)          (1.35)        (1.34)          (.92)        (1.42)

Net asset value, end of period                                  10.46           14.00         12.72          11.78         10.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (19.69)          20.91         20.30          27.76         25.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95             .96           .96            .97          1.03

Ratio of net investment income (loss)
   to average net assets                                         (.32)            .60          (.11)           .07           .22

Portfolio Turnover Rate                                         82.54           60.20         75.88          70.41         66.52
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       1,034,078       1,310,890     1,130,190        911,688       677,084

(A)  THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                        The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended May 31, 2001, as a result of permanent book to tax differences, the fund reclassed $4,432,004 from accumulated undistributed investment income-net to paid-in capital. Net assets were not affected by this reclassification.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the investment advisory agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the average net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following rates:

          Average Net Assets

          0 to $400 million. . . . . . . . . . . . . . . . .      .10 of 1%

          $400 million to $500 million . . . . . . . . . . .      .15 of 1%

          $500 million to $750 million . . . . . . . . . . .      .20 of 1%

          In excess of $750 million. . . . . . . . . . . . .      .25 of 1%

In the event there is a reimbursement pursuant to the Agreement, NCM will reduce its sub-advisory fee by its pro-rata portion.


The Distributor retained $26,903 during the period ended May 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2001, Class B, Class C and Class T shares were charged $217,331, $53,820 and $1,960, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2001, Class A, Class B, Class C and Class T shares were charged $42,073, $72,444, $17,940 and $1,960, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, Class Z shares were charged $1,111,593 pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $326,608 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2001, the fund was charged $90,703 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended May 31, 2001, the fund incurred total brokerage commissions of $1,886,697, of which $58,500 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $1,090,897,699 and $1,080,133,353, respectively.

At May 31, 2001, accumulated net unrealized appreciation on investments was $170,480,014, consisting of $227,251,625 gross unrealized appreciation and $56,771,611 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors The Dreyfus Premier Third Century Fund, Inc

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of May 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
July 6, 2001

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.8432 per share as a long-term capital gain distribution paid on December 6, 2000.

The fund hereby designates 97.27% of the ordinary dividends paid during the fiscal year ended May 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                                                                        The Fund

For More Information

  The Dreyfus Premier Third Century Fund, Inc.
  200 Park Avenue
  New York, NY 10166

Investment Adviser

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Sub-Investment Adviser

  NCM Capital Management Group, Inc.
  103 West Main Street
  Durham, North Carolina 27705

Custodian

  Mellon Bank, N.A.
  One Mellon Bank Center
  Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Printed on recycled paper.

50% post-consumer

Process chlorine free.

Vegetable-based ink.

Printed in U.S.A.

(c) 2001 Dreyfus Service Corporation                                  035AR0501